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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported):  February 27, 2001



                            VIROPHARMA INCORPORATED
                            -----------------------
                (Exact name of issuer as specified in charter)



    DELAWARE                       0-021699                      23-2789550
 (State or Other                 (Commission                  (I.R.S. Employer
   Jurisdiction                     file                      Identification
of Incorporation or                number)                         Number)
   Organization)



                            405 EAGLEVIEW BOULEVARD
                          EXTON, PENNSYLVANIA  19341
                   (Address of principal executive offices)


                                (610) 458-7300
             (Registrant's telephone number, including area code)
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ITEM 5 - OTHER EVENTS.

     As is more fully described in the attached press release that is incorporated herein by reference, on February 27, 2001, ViroPharma Incorporated announced that it has revised its agreement with Sanofi-Synthelabo for pleconaril, ViroPharma's most advanced product candidate. ViroPharma expects that the revised agreement will assist it in securing a copromotion partner for pleconaril in the United States and Canada. Among other changes, the revised agreement reduces the royalty rates applicable to sales of pleconaril by ViroPharma after partner selection.

     This report, including the press release attached hereto, contains forward-looking statements, including statements relating to the expected timeframe for announcing results from clinical trials of pleconaril for the treatment of viral respiratory infection, the Company's ongoing efforts to commercialize its product candidates and to secure a partner for the commercialization of pleconaril in the United States and Canada, the market opportunity for pleconaril and the effect of a marketing partner on such market opportunity. Certain of ViroPharma's product candidates, including pleconaril, currently are in clinical trials. There can be no assurance that planned or ongoing clinical trials can be successfully concluded or concluded in accordance with the Company's anticipated schedule. The conduct of clinical trials and acquiring regulatory approval for investigational pharmaceutical products are subject to risks and uncertainties. Neither the FDA nor any other regulatory authority has approved pleconaril or any of ViroPharma's other product candidates for commercialization. There can be no assurance that FDA or other regulatory authority approval for pleconaril or any other product candidate under development by ViroPharma will be granted on a timely basis or at all. There can be no assurance that ViroPharma will be successful in securing a marketing partner for pleconaril. Even if approved and if ViroPharma is successful in securing a marketing partner, there can be no assurance that pleconaril will achieve market acceptance. These factors, and other factors that could cause future results to differ materially from the expectations expressed in this report, including the press release attached hereto, include, but are not limited to, those described in ViroPharma's most recent Registration Statement on Form S-3 filed with the Securities and Exchange Commission. The forward-looking statements contained in this report, including the press release attached hereto, may become outdated over time. ViroPharma does not assume any responsibility for updating any forward-looking statements.



ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     Exhibit No.  Description
     -----------  -----------

        99        ViroPharma Incorporated Press Release dated February 27, 2001
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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  ViroPharma Incorporated


Date: February 27, 2001               By: /s/ Michel de Rosen
                                          -------------------
                                          Michel de Rosen
                                          President and Chief Executive Officer

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                               INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

   99          ViroPharma Incorporated Press Release dated February 27, 2001